LOGO: ZURICH LIFE
Zurich PREFERRED VARIABLE ANNUITY semi-annual report 2002

Including semi-annual reports for:

The Alger American Fund

American Century Variable Portfolios, Inc.

Credit Suisse Trust

The Dreyfus Socially Responsible Growth Fund, Inc.

Fidelity Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund II

J.P. Morgan Series Trust II

Janus Aspen Series

Scudder Variable Series I

Scudder Variable Series II

A Fixed and Variable Annuity issued by Kemper Investors Life Insurance Company.

By saying yes to eDocument delivery...	a brand new way to help the environment

Sign up for Zurich Life's new on-line consent program and turn your prospectuses, annual reports and semi-annual reports into a single postcard. Each time a new report is available on Zurich Life's web site, we will notify you with a single postcard. That's it!

LOGO: ZURICH LIFE
...we'll turn your bulky books...

If you are interested in this new program, simply fill out the below postcard and we will get back to you with all the information you need. Remember, you need to have an Internet connection to enroll.

LOGO: GLOBAL RELEAF

You may incur charges for e-mail delivery from your Internet provider because documents are viewed online. You may revoke your consent at any time by calling Zurich Life's Customer Information System at (888) 477-9700. American Forests and Global ReLeaf are registered trademarks of American Forests, Washington D.C.

...into a single postcard notification... ...telling you when the new report is available online.

--------------------------------------------------------------------------------------------------------------

LOGO: ZURICH LIFE

1600 McConnor Parkway

Schaumburg, IL 60196-6801

[ ] YES, please send to me additional

information on your new electronic

delivery program!

Name:________________________________

E-mail Address:________________________

Street Address:_________________________ ZURICH LIFE

ATTN: MF 11E-096

Street Address:_________________________ 1600 MCCONNOR PKWY

SCHAUMBURG, IL 60196-6801

City, State, Zip:_________________________

Policy Number (s):______________________

Date:_________________________________

save trees and go paperless

Zurich Preferred is a Variable Annuity contract underwritten by

Kemper Investors Life Insurance Company, a Zurich Life company, Schaumburg, IL.

Securities distributed by Investors Brokerage Services, Inc.

Policy Form Series L-8614 and L-8589	RECYCLE LOGO Printed on Recycled Paper

LOGO: ZURICH LIFE

1600 McConnor Parkway

Schaumburg, IL 60196-6801

ZPREF-SAR (08/02)